EXHIBIT 31.b

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Black Gardenia Corp. (the "Company") on Form 10-QSB for the period ended March  31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Amy Ng, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 22, 2006.	/s/ Amy Ng _______________________ Amy Ng Acting Chief Financial Officer